Exhibit 10.1
FIFTH AMENDMENT AND WAIVER TO
GLOBAL SENIOR CREDIT AGREEMENT
     THIS FIFTH AMENDMENT AND WAIVER TO GLOBAL SENIOR CREDIT AGREEMENT (this “Amendment”) is entered into as of January 31, 2011 among PROLOGIS, a Maryland real estate investment trust (“ProLogis”), the undersigned Lenders and BANK OF AMERICA, N.A., as Global Administrative Agent.
R E C I T A L S
A.	ProLogis, various affiliates thereof, various lenders and various agents are parties to a Global Senior Credit Agreement dated as of October 6, 2005 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”).
B.	Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement, as amended hereby.
C.	ProLogis and the undersigned Credit Parties desire to amend and waive certain provisions of the Credit Agreement, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. AMENDMENT TO THE CREDIT AGREEMENT. The definition of “Change of Control” in Section 1.1 of the Credit Agreement is amended to remove the following language from clause (c) of such definition: “, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of.”
2. WAIVER. By executing and delivering this Amendment, each Lender waives any Default that may have occurred during the period between the date of this Amendment and the date on which this Amendment becomes effective pursuant to Section 5 solely as a result of ProLogis executing an agreement or agreements that would, absent this Amendment, cause a Change of Control to occur pursuant to clause (c) of the definition of such term. The waiver contained in this Section 2 is expressly limited to the execution of any such agreement or agreements and any Default occurring as a result thereof, and shall not constitute a waiver or consent with respect to any other matter, including, without limitation, the consummation of any merger or other transaction contemplated by any such agreement.
3. RATIFICATION. ProLogis (a) ratifies and confirms all provisions of the Loan Documents to which it is a party as amended by this Amendment and (b) confirms that no guaranty or Lien granted, conveyed, or assigned by it to any of the Credit Parties under the Loan Documents is released, reduced, or otherwise adversely affected by this Amendment and that each such guaranty or Lien continues to guarantee and secure full payment and performance of the present and future Obligations of Borrowers as set forth under the Loan Documents.
4. REPRESENTATIONS.
     ProLogis represents and warrants to the Credit Parties that as of the date of this Amendment: (a) it has duly authorized, executed, and delivered this Amendment; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by it of this Amendment; (c) the Loan Documents to which it is a party, as amended by this Amendment, are valid and binding upon it and are enforceable against it in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by it of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Law, order of any Governmental Authority, or material agreement to which it is a party or by which it is bound; (e) all of the representations and warranties made by it in the Loan Documents to which it is a party, as amended by this Amendment, are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speaks to a different specific date or (ii) the facts on which any of them was based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to this Amendment, no Default exists.
5. CONDITIONS. This Amendment shall be effective, as of January 28, 2011 (the “Amendment Effective Date”), on the date on which each of the following conditions is satisfied:
     (a) this Amendment is executed by ProLogis, Global Administrative Agent and the Required Lenders; and
     (b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speaks to a different specific date, or (ii) the facts on which any of them was based have been changed by transactions contemplated or permitted by the Credit Agreement.
6. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms, subject to Debtor Relief Laws and general principles of equity. Upon the effectiveness hereof, all references in the Loan Documents to the “Credit Agreement” or similar terms shall be references to the Credit Agreement as amended by this Amendment.
7. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed — and its performance enforced — under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. A signature page hereto delivered by facsimile or electronic mail shall be effective as delivery of a manually-signed counterpart hereof.
8. PARTIES. This Amendment binds and inures to the benefit of the parties hereto and their respective successors and permitted assigns.
9. ENTIRETIES. The Credit Agreement and the other Loan Documents, as amended by this Amendment, represent the final agreement among the parties about the subject matter of the Credit Agreement and the other Loan Documents and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

2

PROLOGIS, a Maryland real estate investment trust
By:	/s/ Phillip D. Joseph, Jr.
	Name:	Phillip D. Joseph, Jr.
	Title:	Senior Vice President and Treasurer

Executed as of the date first written above.

LENDERS: BANK OF AMERICA, N.A., as a U.S. Lender and a Euro Lender BANK OF AMERICA, N.A., TOKYO BRANCH, as a Yen Lender
By:	/s/ Will T. Bowers, Jr.
Will T. Bowers, Jr., Senior Vice President

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE BANK OF NOVA SCOTIA, as a U.S. Lender
By:	/s/ The Bank of Nova Scotia
Name:
Title:

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

CITICORP NORTH AMERICA, INC., as a U.S. Lender
By:	/s/ John Rowland
	Name:	John Rowland
	Title:	Director

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

BARCLAYS BANK PLC, as a U.S. Lender
By:	/s/ Noam Azachi
	Name:	Noam Azachi
	Title:	Assistant Vice President

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a U.S. Lender
By:	/s/ John A. Wain
	Name:	John A. Wain
	Title:	Managing Director

By:	/s/ Daniel J. Reddy
	Name:	Daniel J. Reddy
	Title:	Director

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

DEUTSCHE BANK, AG, NEW YORK BRANCH, as a U.S. Lender
By:	/s/ Deutsche Bank, AG, New York Branch
Name:
Title:

By:	/s/ Deutsche Bank, AG, New York Branch
Name:
Title:

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

GOLDMAN SACHS BANK USA, as a U.S. Lender
By:	/s/ Lauren Day
	Name:	Lauren Day
	Title:	Authorized Signatory

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

ING REAL ESTATE FINANCE (USA) LLC, as a U.S. Lender
By:	/s/ Michael Shields
	Name:	Michael Shields
	Title:	Managing Director

By:	/s/ Bill Knickerbocker
	Name:	Bill Knickerbocker
	Title:	Director

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

JPMORGAN CHASE BANK, N.A., as a U.S. Lender
By:	/s/ Kimberly Turner
	Name:	Kimberly Turner
	Title:	Executive Director

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

MORGAN STANLEY BANK, N.A., as a U.S. Lender
By:	/s/ Morgan Stanley Bank, N.A.
Name:
Title:

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

MORGAN STANLEY SENIOR FUNDING INC., as a U.S. Lender
By:	/s/ Morgan Stanley Senior Funding Inc.
Name:
Title:

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE NORTHERN TRUST COMPANY, as a U.S. Lender
By:	/s/ Carol B. Conklin
	Name:	Carol B. Conklin
	Title:	Senior Vice President

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

ROYAL BANK OF CANADA, as a U.S. Lender
By:	/s/ Dan LePage
	Name:	Dan LePage
	Title:	Authorized Signatory

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC, as a U.S. Lender
By:	/s/ The Royal Bank of Scotland PLC
Name:
Title:

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender
By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	Executive Officer

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

WELLS FARGO BANK, N.A., successor-by-merger to Wachovia Bank, N.A., as a U.S. Lender
By:	/s/ Allison Gallagher
	Name:	Allison Gallagher
	Title:	Vice President

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

SOCIÉTÉ GÉNÉRALE as a U.S. Lender
By:	/s/ Jean - Francois Despoux
	Name:	Jean - Francois Despoux
	Title:	Managing Director

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender
By:	/s/ Sandra A. Sauer
	Name:	Sandra A. Sauer
	Title:	Vice President
Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

SCOTIABANK EUROPE PLC, as a Euro Lender

By:	/s/ John O’Connor

	Name:	John O’Connor
	Title:	Head of Credit Administration

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

BARCLAYS BANK PLC, as a Euro Lender

By:	/s/ Noam Azachi

	Name:	Noam Azachi
	Title:	Assistant Vice President

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Euro Lender

By:	/s/ Credit Agricole Corporate and Investment Bank

Name:
Title:

By:	/s/ Credit Agricole Corporate and Investment Bank

Name:
Title:

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

DEUTSCHE BANK AG, as a Euro Lender

By:	/s/ Deutsche Bank AG

Name:
Title:

By:	/s/ Deutsche Bank AG

Name:
Title:

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

GOLDMAN SACHS BANK USA, as a Euro Lender

By:	/s/ Lauren Day

	Name:	Lauren Day
	Title:	Authorized Signatory

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

ING REAL ESTATE FINANCE (USA) LLC, as a Euro Lender

By:	/s/ Bill Knickerbocker

	Name:	Bill Knickerbocker
	Title:	Director

By:	/s/ Craig R. Bender

	Name:	Craig R. Bender
	Title:	Director
Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

JPMORGAN CHASE BANK, N.A., as a Euro Lender

By:	/s/ Kimberly Turner

	Name:	Kimberly Turner
	Title:	Executive Director

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

MORGAN STANLEY BANK NATIONAL ASSOCIATION, as a Euro Lender

By:	/s/ Morgan Stanley Bank National Association

Name:
Title:

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND N.V., as a Euro Lender

By:	/s/ The Royal Bank of Scotland N.V.

Name:
Title:

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION, as a Euro Lender

By:	/s/ William M. Ginn

	Name:	William M. Ginn
	Title:	Executive Director

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

CITICORP NORTH AMERICA, INC., as a Euro Lender

By:	/s/ John Rowland

	Name:	John Rowland
	Title:	Director

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

WELLS FARGO BANK, N.A., successor-by-merger to Wachovia Bank, N.A., as a Euro Lender
By:	/s/ Allison Gallagher
	Name:	Allison Gallagher
	Title:	Vice President

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

ROYAL BANK OF CANADA, as a Euro Lender

By:	/s/ Dan LePage

	Name:	Dan LePage
	Title:	Authorized Signatory

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

SOCIÉTÉ GÉNÉRALE as a Euro Lender
By:	/s/ Jean - Francois Despoux
	Name:	Jean - Francois Despoux
	Title:	Managing Director

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE BANK OF NOVA SCOTIA, as a Yen Lender
By:	/s/ Hideo Mine
	Name:	Hideo Mine
	Title:	Senior Manager and Group Head Credit and Marketing

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, TOKYO BRANCH, as a Yen Lender
By:	/s/ Kunihiro Horiba
	Name:	Kunihiro Horiba
	Title:	Managing Director

By:	/s/ Hiroyuki Ueno
	Name:	Hiroyuki Ueno
	Title:	Managing Director

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

ING BANK N.V., TOKYO BRANCH as a Yen Lender
By:	/s/ Yoji Morishita
	Name:	Yoji Morishita
	Title:	Managing Director

By:	/s/ Riko Kikuchi
	Name:	Riko Kikuchi
	Title:	Vice President

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

JPMORGAN CHASE BANK, N.A., as a Yen Lender
By:	/s/ Kimberly Turner
	Name:	Kimberly Turner
	Title:	Executive Director

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC, as a Yen Lender
By:	/s/ Brett E. Thompson
	Name:	Brett E. Thompson
	Title:	Senior Vice President

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

SOCIÉTÉ GÉNÉRALE, TOKYO BRANCH as a Yen Lender
By:	/s/ Jean - Francois Despoux
	Name:	Jean - Francois Despoux
	Title:	Managing Director

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION, as a Yen Lender
By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	Executive Officer

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH
By:	/s/ John Feeney
	Name:	John Feeney
	Title:	Vice President

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

Acknowledged and Agreed: BANK OF AMERICA, N.A., as Global Administrative Agent
By:	/s/ Will T. Bowers, Jr.
Will T. Bowers, Jr., Senior Vice President

Signature Page to
Fifth Amendment to ProLogis Global Senior Credit Agreement